Exhibit 23.1
Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:
(1)    Registration Statement (Form S-8 No. 333-207679) pertaining to the Hewlett Packard Enterprise Executive Deferred Compensation Plan and the Hewlett Packard Enterprise Grandfathered Executive Deferred Compensation Plan,
(2)    Registration Statement (Form S-8 No. 333-207671) pertaining to the Hewlett Packard Enterprise 2015 Stock Incentive Plan and the Hewlett Packard Enterprise 2015 Employee Stock Purchase Plan,
(3)    Registration Statement (Form S-8 No. 333-217152) pertaining to the Hewlett Packard Enterprise 2015 Stock Incentive Plan,
(4)    Registration Statement (Form S-8 No. 333-207680) pertaining to the Hewlett Packard Enterprise 401(k) Plan,
(5)    Registration Statement (Form S-8 No. 333-216481) pertaining to the Niara, Inc. 2013 Equity Incentive Plan,
(6)    Registration Statement (Form S-8 No. 333-217349) pertaining to the Nimble Storage, Inc. 2008 Equity Incentive Plan, as amended, and Nimble Storage, Inc. 2013 Equity Incentive Plan, as amended and restated,
(7)    Registration Statement (Form S-8 No. 333-217438) pertaining to the Simplivity Corporation 2009 Stock Plan,
(8)    Registration Statement (Form S-8 No. 333-221254) pertaining to the Cloud Technology Partners, Inc. 2011 Equity Incentive Plan, as amended,
(9)    Registration Statement (Form S-8 No. 333-226181) pertaining to the Plexxi, Inc. 2011 Stock Plan,
(10)    Registration Statement (Form S-3 ASR No. 333-222102) of Hewlett Packard Enterprise Company,
(11)    Registration Statement (Form S-8 No. 333-229449) pertaining to the Bluedata Software Inc. 2012 Stock Incentive Plan, and
(12)    Registration Statement (Form S-8 No. 333-234033) pertaining to the Cray Inc. Amended and Restated 2013 Equity Incentive Plan,
(13)    Registration Statement (Form S-8 No. 333-249731) pertaining to the Silver Peak Systems, Inc. Stock Plan, as amended, and the Silver Peak Systems, Inc. 2014 Equity Incentive Plan, as amended of our reports dated December 10, 2020, with respect to the consolidated financial statements of Hewlett Packard Enterprise Company and the effectiveness of internal control over financial reporting of Hewlett Packard Enterprise Company, included in this Annual Report (Form 10-K) for the year ended October 31, 2020.

/s/ Ernst & Young LLP
San Jose, California
December 10, 2020